Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Global Teledata Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Dennis Crowley, Principal Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report fully presents, in all material respects, the financial condition and results of operations of the Company.


                                         By:  /s/ Dennis Crowley
                                             -------------------------------
                                             Dennis Crowley
                                             Principal Executive Officer and
                                             Principal Financial Officer
                                             November 7, 2003